SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2004
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

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ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
(a)

The audit committee of the Board of Directors of Synalloy Corporation (the "Company") has approved the engagement of Dixon Hughes PLLC, the successor in the merger of its current independent auditors, Crisp Hughes Evans LLP, and the firm of Dixon Odom PLLC, as its independent auditors effective with the successful merger of the two firms. On March 1, 2004, the audit committee of the Board of Directors was notified that the merger of the two firms was completed and that the firm of Crisp Hughes Evans LLP ceased to exist.

The Company engaged Crisp Hughes Evans LLP on December 2, 2003, as its new Independent public accountants. Crisp Hughes Evans LLP has not audited the Company's consolidated financial statements and has not issued an opinion on the Company's consolidated financial statements.

During the period from December 2, 2003 through the date of this Form 8-K, there have not been any disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The disclosures required by Item 304(a)(1)(v) of Regulation S-K are not applicable.

During the last two fiscal years ended January 3, 2004 and December 28, 2002 or during the subsequent interim periods from January 3, 2004 through and including the date of this Form 8-K, the Company has not consulted with Dixon Odom PLLC prior to its merger with Crisp Hughes Evans LLP forming the firm of Dixon Hughes PLLC on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matter or reportable event listed in Items 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has provided Crisp Hughes Evans LLP with a copy of the disclosures contained in this report, and has requested Crisp Hughes Evans LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 5, 2004 is filed as Exhibit 16.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance

Dated: March 5, 2004

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Exhibit Number	Name
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16	Letter from Crisp Hughes Evans LLP, Certified Public Accountants

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